UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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MIDWEST HOLDING INC.
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8101 “O” Street, Suite S111
Lincoln, Nebraska 68510

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on Tuesday, June 12, 2012, at 10:00 a.m.

To the Shareholders of Midwest Holding Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Midwest Holding Inc., a Nebraska corporation (“Midwest”), will be held on Tuesday, June 12, 2012, at 10:00 a.m. at Hillcrest Country Club, 9401 “O” Street, Lincoln, Nebraska for the following purposes:

1.	To elect nine (9) directors of Midwest to serve for one (1) year or until their successors are elected and qualified;

2.	To ratify the appointment of McGladrey & Pullen, LLP as Midwest’s independent auditors for 2012; and

3.	To consider and act upon such other business as may properly be brought before the Annual Meeting and any adjournment thereof.

     The Board of Directors has fixed the close of business on April 24, 2012 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. Shares of Common Stock may be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy.

     Whether or not you plan to attend the Annual Meeting, you are urged to mark, date, and sign the enclosed proxy card and return it promptly so that your vote can be recorded. Alternatively, you may vote by telephone or on the internet. Instructions for voting by telephone or online are included on the enclosed proxy card.

     If you are present at the Annual Meeting and desire to do so, you may revoke your proxy and vote in person.

BY ORDER OF THE BOARD OF DIRECTORS

Travis Meyer
President

Dated: April 30, 2012
Lincoln, Nebraska

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

     Pursuant to rules promulgated by the Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials both by: (i) sending you this full set of proxy materials, including a proxy card; and (ii) notifying you of the availability of our proxy materials on the internet. This Notice of Meeting and Proxy Statement, and our Annual Report to Shareholders for the fiscal year ended December 31, 2011, are available online and may be accessed at www.midwestholding.com. In accordance with SEC rules, we do not use “cookies” or other software that identifies visitors accessing these materials on this website. We encourage you to access and review all of the important information contained in the proxy materials before voting.

TABLE OF CONTENTS

GENERAL INFORMATION	1
Voting Procedures and Proxies	1
Outstanding Voting Securities	1
Voting Rights	1
Quorum Requirement	2
Required Vote	2
Right to Attend Annual Meeting; Revocation of Proxy	2
Costs of Solicitation	2
How to Read this Proxy Statement	2
How to Vote – Proxy Instructions	2
PROPOSAL 1 -- ELECTION OF DIRECTORS	3
Information Concerning Directors and Executive Officers	3
CORPORATE GOVERNANCE	6
Board Leadership Structure	6
Board’s Role in Risk Oversight	6
Director Independence	6
Board Meetings and Committees; Annual Meeting Attendance	6
Audit Committee	6
Report of the Board of Directors	7
Nominating Committee and Selection of Director Candidates	7
Compensation Committee	8
Compensation Committee Interlocks and Insider Participation	8
Section 16(a) Beneficial Ownership Reporting Compliance	8
Code of Ethics	9
Shareholder Communications with the Board of Directors	9
EXECUTIVE COMPENSATION	9
Summary Compensation	9
Outstanding Equity Awards at Fiscal Year End	10
Employment Agreements	10
Director Compensation	11
RELATIONSHIPS WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	12
Principal Accountant Fees and Services	12
Pre-Approval Policy for Audit and Non-Audit Services	12
Change in Principal Accountant	13
PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS	13
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	14
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	14
Related Party Transactions	14
Certain Relationships and Affiliations with Similar Businesses; Potential Conflicts of Interest	15
PROPOSALS FOR 2013 ANNUAL MEETING OF SHAREHOLDERS	16
ANNUAL REPORT AND FINANCIAL STATEMENTS	17
OTHER MATTERS	17

8101 “O” Street, Suite S111
Lincoln, Nebraska 68510
______________________________________

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 12, 2012
________________________________

GENERAL INFORMATION

     This proxy statement is furnished in connection with the solicitation of proxies from the shareholders of Midwest Holding Inc., a Nebraska corporation, to be voted at the Annual Meeting of Shareholders of Midwest (the “Annual Meeting”) to be held at Hillcrest Country Club, 9401 “O” Street, Lincoln, Nebraska on Tuesday, June 12, 2012, at 10:00 a.m. and any adjournment thereof. The terms “Midwest,” the “Company,” “we,” “us,” and “our” refer to Midwest Holding Inc. THE ENCLOSED PROXY IS SOLICITED BY MIDWEST’S BOARD OF DIRECTORS. If not otherwise specified, all proxies received pursuant to this solicitation will be voted “FOR” the proposals as specified in this proxy statement and, at the discretion of the proxy holder, upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

     This proxy statement is being sent to each holder of record of the outstanding shares of $0.001 par value voting common stock of Midwest (the “Common Stock”), as of April 24, 2012 (the “Record Date”), in order to furnish each shareholder information relating to the business to be transacted at the Annual Meeting. This proxy statement and the enclosed proxy card are being mailed to shareholders of Midwest on or about April 30, 2012. Midwest will bear the cost of soliciting proxies from its shareholders. If necessary, officers and regular employees of Midwest may by telephone, written communication, e-mail or personal interview, request the return of proxies.

Voting Procedures and Proxies

     Only shareholders of record at the close of business on the Record Date are entitled to vote, either in person or by valid proxy, at the Annual Meeting. If you are unable to attend the Annual Meeting on June 12, 2012, please complete the enclosed proxy and return it to us so that your shares will be represented. When the enclosed proxy is duly executed and returned in advance of the Annual Meeting, and is not revoked, the shares of Common Stock represented thereby will be voted in accordance with the authority contained therein. In the event that any such instrument in writing shall designate two (2) or more persons to act as proxies, a majority of such persons present at the Annual Meeting, or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide. No such proxy shall be valid after the expiration of eleven (11) months from the date of its execution, unless the instrument otherwise provides.

Outstanding Voting Securities

     On the Record Date, Midwest had issued and outstanding 8,670,146 shares of Common Stock, all of which are entitled to vote at the Annual Meeting. No other voting securities of Midwest are outstanding.

Voting Rights

     The holders of shares of Common Stock are entitled to one vote per share, except in the election of directors for which the shareholder has cumulative voting rights pursuant to the Nebraska Business Corporation Act. Cumulative voting rights for the election of directors means that each shareholder’s total number of votes is determined by multiplying the number of shares held by nine (9), which is the number of directors being elected. The shareholder has the right to vote pro-ratably for all directors by checking the box labeled “FOR,” to withhold authority to vote by checking the box labeled “WITHHOLD AUTHORITY,” or to vote a specific number of shares for each director by checking the box labeled “SPECIAL ALLOCATION” and entering the number of shares voted on the line next to the director’s name. NOTE: If shares voted by “SPECIAL ALLOCATION” exceed total votes available to the shareholder, the proxy is spoiled and none of the votes can be recorded. There are no conditions precedent to the exercise of cumulative voting rights under the Nebraska Business Corporation Act.

Quorum Requirement

      In order to transact business at the Annual Meeting, a quorum must be present. A quorum is present if the holders of a majority of the total number of shares of Common Stock issued and outstanding as of the Record Date are represented at the Annual Meeting in person or by proxy. Shares that are entitled to vote but that are not voted at the direction of the holder (called “abstentions”) and shares that are not voted by a broker or other record holder due to the absence of instructions from the beneficial owner (called “broker non-votes”) will be counted for the purpose of determining whether a quorum is present.

Required Vote

      Other than the election of Directors, which requires a plurality of the votes cast, each matter to be submitted to the shareholders requires the affirmative vote of a majority of the votes cast at the Annual Meeting. For purposes of determining the number of votes cast with respect to a particular matter, only those cast “FOR” or “AGAINST” are included. Proxies marked “ABSTAIN” and non-votes are counted only for purposes of determining whether a quorum is present at the Annual Meeting.

Right to Attend Annual Meeting; Revocation of Proxy

      Returning a proxy card now will not interfere with a shareholder’s right to attend the Annual Meeting or to vote shares of Common Stock personally at the Annual Meeting, if the shareholder wishes to do so. Any shareholder giving a proxy may revoke such proxy at any time before it is voted by delivering to Midwest at the address above a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Costs of Solicitation

      Midwest will bear the cost of solicitation of proxies, which we expect to be nominal. Proxies will be solicited by mail and may be solicited personally by directors, officers or regular employees, who will not receive any additional compensation for such services.

How to Read this Proxy Statement

      Set forth below are the proposals to be considered by shareholders at the Annual Meeting, as well as important information concerning, among other things, Midwest’s management and Board of Directors; executive compensation; transactions between Midwest and its officers, directors and affiliates; the stock ownership of certain beneficial owners and management; the services provided to Midwest by and fees of McGladrey & Pullen, LLP, Midwest’s independent registered public accounting firm; and how shareholders may make proposals at the next annual meeting. EACH SHAREHOLDER SHOULD READ THIS INFORMATION BEFORE VOTING.

How to Vote – Proxy Instructions

      For 2012, Midwest has arranged for telephone and internet voting procedures to be used. These procedures have been designed to authenticate the shareholder’s identity, to allow the shareholder to give instructions and to confirm that those instructions have been recorded properly. If you choose to vote by telephone or by using the internet, please refer to the specific instructions on the proxy card. The deadline for voting by telephone or the internet is 11:59 p.m. Eastern Standard Time on Monday, June 11, 2012. If you wish to vote using the proxy card, complete, sign and date your proxy card and return it to Midwest before the Annual Meeting.

PROPOSAL 1
ELECTION OF DIRECTORS

     At the Annual Meeting, the shareholders of Midwest will elect nine (9) directors to serve as the Board of Directors until the 2013 Annual Meeting of Shareholders, or until their successors are elected and qualified. The Board of Directors has nominated for election the following nine (9) persons: Travis Meyer, Rick D. Meyer, Mark A. Oliver, Milton Tenopir, Jim Ballard, Jack Theeler, Les Meyer, John C. Osborne and John R. Perkins. Other than Jack Theeler, each of these individuals currently serves as a director of Midwest. Three (3) of these individuals serve as corporate officers (including as Chairman of the Board) and also serve as employees. Should any of the nominees become unable or unwilling to accept nomination or election, it is intended, in the absence of contrary specifications, that the proxies will be voted for the balance of those named and for a substitute nominee or nominees; however, the Board of Directors knows of no reason to anticipate such an occurrence. All of the nominees have consented to be named as nominees and to serve as directors if elected.

Information Concerning Executive Officers and Director Nominees

     Information concerning the names, ages, positions with Midwest, tenure as a director, and business experience of our executive officers and director nominees is set forth below. All executive officers are elected annually by the Board of Directors.

NAME	AGE	POSITION	DIRECTOR SINCE
Travis Meyer	38	President and Director	2003
Rick D. Meyer	61	Chairman of the Board and Director	2003
Mark A. Oliver	53	Secretary/Treasurer and Director	2010
Milton Tenopir	72	Director	2003
Jim Ballard	47	Director	2010
Jack Theeler	66	Director Nominee	—
Les Meyer	60	Director	2009
John C. Osborne	71	Director	2003
John R. Perkins	59	Director	2003

     Travis Meyer has served as our President and a Director of Midwest since 2003. He also serves as a Board member of American Life & Security Corp., Midwest’s insurance subsidiary (“American Life”). Mr. Meyer began his career in 1997 as an agent for First American Capital Corporation (“First American”) in Topeka, Kansas, and later served as Regional Director of Sales, Executive Sales Director, Agency Director, and Assistant to the President. Mr. Meyer was drafted by the Los Angeles Dodgers in 1995, and played professional baseball from 1995 until 1997. Mr. Meyer is the son of Rick Meyer. He also serves as a Director of Great Plains Financial Corp., a South Dakota holding company (“Great Plains”), and as President, Chief Executive Officer, Co-Chairman and a Director of Pacific Northwest Capital Corp., an Idaho holding company (“Pacific Northwest”). The Board of Directors believes that Mr. Meyer’s experience with Midwest since its inception and his day-to-day responsibilities in leading the Company as President allow him to provide valuable information to the Board from his knowledge of Midwest’s operations and the markets in which it operates.

     Rick D. Meyer has served as a Director of Midwest since 2003 and was appointed Chairman in June 2011. Mr. Meyer was a founder of Midwest and served as our Chief Executive Officer and Chairman of the Board of Directors from 2003 to September 2009. From May 1982 to October 1984, Mr. Meyer was a life insurance agent, District Director, and Executive Sales Director with Liberty American Assurance Company (“Liberty American”) of Lincoln, Nebraska. In October of 1984, Mr. Meyer transferred to an affiliated company to become Agency Director. In 1985, Mr. Meyer left Liberty American to become an organizer and Zone Sales Director for United Trust, Inc., in Springfield, Illinois. In January 1988, Mr. Meyer transferred to Columbus, Ohio, to assist in the organization of United Income, Inc. (“United”) and served as Zone Sales Manager. While with United, he was promoted to Training Director in 1991 and to Agency Director in 1993. Mr. Meyer left United in 1996 to form First American. He served as President and promoter of that company until 2003. Mr. Meyer has served as Co-Chairman of the Board of Arkansas Security Capital Corporation from 2001 to 2003. Mr. Meyer is the father of Travis Meyer. He serves as Chairman and a Director of Rocky Mountain Capital Corporation, a recently formed Colorado holding company that intends to form a Colorado life insurance subsidiary (“Rocky Mountain”), as Chairman and a Director of Northstar Financial Corp., a recently formed Minnesota holding company that intends to form a Minnesota life insurance subsidiary (“Northstar”) and Co-Chairman and a Director of Pacific Northwest. He also is a member of the Board of Directors of Great Plains. The Board of Directors believes that Mr. Meyer’s experience with Midwest since its inception and his extensive experience in Midwest’s industry allow him to make important contributions to the Board’s strategic vision for Midwest.

     Mark A. Oliver has been employed by Midwest since July 2009 and presently serves as Midwest’s Treasurer. He was elected to the Board of Directors in June 2010. Mr. Oliver serves as CEO and Board member of American Life. Mr. Oliver was recruited from Texas Life Insurance Company in 1984 by Citizens, Inc. Mr. Oliver assumed responsibility as Controller. He later became Chief Financial Officer, Vice President and Treasurer. He ultimately was promoted to President in 1997. During his 24-year tenure with Citizens, he managed, oversaw or chaired most aspects of the business, including operations, finance & accounting, investments, legal, administration and strategic planning. Mr. Oliver has significant knowledge of statutory, Generally Accepted Accounting Principles (GAAP) and SEC accounting for life insurance companies and had managed/overseen all SEC matters for that company. In addition, he completed 17 merger and acquisition transactions while at Citizens. As President, he was a key driver behind Citizens’ asset growth from $15 million to $880 million and revenue expansion from $3 million to more than $170 million since 1984. He serves as Secretary/Treasurer and a Director of Rocky Mountain and as President/Treasurer and a Director of Northstar. He also serves as CFO and EVP on the Board of Great Plains and Great Plains Life Assurance, a South Dakota life insurance company. He also serves as Treasurer and a Director of Pacific Northwest. The Board of Directors believes that Mr. Oliver’s position as CEO of American Life allows him to provide critical information to the Board regarding American Life’s operations and the markets in which it operates. Further, his extensive experience in the life insurance industry is an asset to the Board of Directors.

     Milton Tenopir has served as a Director of Midwest since 2003. He also is a Board member of American Life. Mr. Tenopir served for twenty-nine years as a member of the University of Nebraska football coaching staff, including 24 years under Coach Tom Osborne, and five years under Coach Frank Solich. Mr. Tenopir retired from the Cornhusker program in January of 2003. Prior to his college coaching career, Mr. Tenopir taught high school math and science. He also serves as a Director of Northstar. He is also a Board member of Great Plains. Mr. Tenopir’s knowledge of the State of Nebraska and background in mathematics make him well suited to serve as a member of the Board.

     Jim Ballard has served as a Director of Midwest since June 2010. Mr. Ballard is part-owner and award-winning winemaker of James Arthur Vineyards. He has both his undergraduate and Master’s degrees in Broadcast Journalism from the University of Nebraska-Lincoln. Mr. Ballard is a Past-President of the Nebraska Winery and Grape Growers Association, where he also serves as chair of the legislative committee. He serves as Chair of the Board for WineAmerica, the only National Association for American Wineries and is also a Board Member for the National Wine and Grape Initiative. Closer to home, he is a Board Member for Keep Nebraska Beautiful as well as Bright Lights and serves as the School Board President for Parkview Christian School in Lincoln. He is also a member of Senator Mike Johanns’ Agricultural Advisory Committee. Jim is a graduate of Leadership Lincoln and class XXVI of the Nebraska LEAD Program. The Board believes Mr. Ballard’s significant background in journalism and public relations provide a key ingredient to the Company.

     Jack Theeler is a nominee to serve as a Director of Midwest. Mr. Theeler is a partner in the Morgan Theeler law firm of Mitchell, SD where he has been employed since 1971. The firm was established in Mitchell in 1893. He has degrees in accounting (1968) and law (1971) from the University of South Dakota. In law school he was Editor in Chief of the South Dakota Law Review and graduated magna cum laude. He was the first Chairman of the South Dakota Lottery Commission from 1986 to 1992. He is a member of American Bar Association, the State Bar of South Dakota, the Association of Defense Trial Attorneys, the South Dakota Defense Lawyers Association and an associate in the American Board of Trial Advocates. Mr. Theeler has served on numerous boards and commissions including Dakota Wesleyan University, Mitchell Area Development Corporation and the Mitchell YMCA. Mr. Theeler has been inducted into the University of South Dakota Sports Hall of Fame, the Mitchell Area Ducks Unlimited Hall of Fame and his high school basketball team has been inducted into the South Dakota High School Basketball Hall of Fame. Jack and Nancy Theeler received the 2007 Community Service Award presented annually by the Mitchell Area Chamber of Commerce. The Board believes Mr. Theeler’s extensive background in accounting and law would make him an exceptional addition to the Company.

     Les Meyer has served on Midwest’s Board of Directors since June 2009. He also serves as a Board member of American Life. As a young man, Mr. Meyer was a professional boxer. He fought out of Dodge City, Kansas as a heavyweight. He retired from professional boxing undefeated. He worked for over 35 years representing utility companies, serving as Director of media relations, government relations, and customer relations. In that role, he served as the liaison between the utility company and the public service commissions. Mr. Meyer was the author of several key pieces of legislation that govern the utility industry in Nebraska. Currently he is CEO of Knockout Partners, a real estate business serving the Front Range of Colorado. He also serves as Secretary and Director of First Wyoming Capital Corporation, a recently formed Wyoming holding company that intends to form a Wyoming life insurance subsidiary (“First Wyoming”). He also serves as CEO and a Director of Rocky Mountain. The Board believes Mr. Meyer’s background in governmental relations provides key insights to the Company and makes him an ideal candidate.

     John C. Osborne has served as a Director of Midwest since 2003. He also is a Board member of American Life. Mr. Osborne is President of Industrial-Irrigation Services, a Hastings, Nebraska company at which he has been employed for over 30 years. Mr. Osborne serves on several foundation and corporate boards in central Nebraska, including Hastings Irrigation Pipe, Hastings Community Foundation, Heritage Bank Holding Co., and Mary Lanning Hospital Trust. He is also a Board member of Great Plains. Mr. Osborne’s significant business experience and Nebraska roots make him a key member of the Board.

     John R. Perkins has served as a Director of Midwest since 2003, and he previously served as Midwest’s Secretary and compliance officer from 2003 to 2010. He also serves as a Board member of American Life. Mr. Perkins served as COO and as a Director of First Wyoming from 2009 through 2012. He is also a member of the Board of Directors of First Trinity Financial Corporation, an Oklahoma life insurance holding company (“First Trinity”). Previously, he served as President of First Trinity. He also has served as President of Mid-American Alliance Corporation, a Missouri life insurance holding company (“Mid-American Alliance”), and Mid-American Century Life Company (“Mid-American Century”) from January 1, 2003 to January 1, 2004. He served on the Board of Directors of Mid-American Alliance and Mid-American Century from 1998 till 2004. Mr. Perkins previously owned Perkins Law Office in Jefferson City, Missouri from 1995 to 2003, where he specialized in securities law. He is a graduate of Southern Methodist University Law School and has an undergraduate degree in Public Administration from the University of Missouri. From 1983 to 1995 he was the Commissioner of Securities for the State of Missouri, having previously served as its Chief of Enforcement for two years. He was an Assistant Attorney General in the Consumer Protection Division of the Missouri Attorney General’s Office. He also served on the Board of Directors of the North American Securities Administrators Associations for five years, and as its President in 1991. Mr. Perkins was the first Chairman of SRD Inc. and was a Board member of that organization for two years. In 1989 he received his first “Blue Sky Cube,” the highest honor bestowed by the North American Securities Administrators Association. In 1991, he became the first person to receive a second “Blue Sky Cube.” Mr. Perkins’s significant experience in Securities Regulation make him a strong addition to the Board.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR PRESENTED IN PROPOSAL 1.

CORPORATE GOVERNANCE

Board Leadership Structure

     Midwest does not have a formal policy regarding the separation of its Chairman and President (principal executive officer) positions. The role of Chairman and that of President currently are held separately. Rick Meyer serves as Chairman, while Travis Meyer serves as President. The Board of Directors believes that Midwest’s current leadership structure is appropriate, given the size of the Company and the Board, and achieves important objectives for the Company. Travis Meyer is positioned to focus his energies on implementing Midwest’s business strategy and administering its day-to-day affairs. Rick Meyer is positioned to draw on his relationships with other Board members and his experience within the industry to effectively discharge the duties of Chairman, while also serving as a resource to Travis Meyer.

Board’s Role in Risk Oversight

     The Board of Directors as a whole has responsibility for risk oversight. The oversight responsibility of the Board is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks. This reporting is designed to focus on areas that include strategic, operational, financial and reporting, compensation, compliance and other risks. For example, the Board of Directors regularly receives reports regarding the investments and securities held by Midwest’s insurance subsidiary, American Life, as well as other reports regarding American Life’s insurance business.

Director Independence

     Presently, we are not required to comply with the director independence requirements of any securities exchange. In determining whether our directors are independent, however, we intend to comply with the rules of the New York Stock Exchange Alternext Exchange (the “AMEX”). The AMEX listing standards define an “independent director” generally as a person, other than an officer of a company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment.

     The AMEX listing requirements state that a majority of a company’s board of directors must be independent. Presently, our Board of Directors includes five independent directors, namely Jim Ballard, Douglas R. Clark, John C. (“Jack”) Osborne, John R. Perkins and Milton Tenopir. These five independent directors constitute a majority of the Board of Directors. The same will be true following the election of the proposed slate as Jack Theeler, a Director Nominee, is also independent.

Board Meetings and Committees; Annual Meeting Attendance

     During 2011, three meetings of the Board of Directors were held. All members of the Board of Directors attended at least 75% of these meetings, other than John C. Osborne and Douglas R. Clark. Mr. Osborne and Mr. Clark attended two of the three meetings of the Board of Directors held in 2011. Midwest encourages the members of the Board of Directors to attend our Annual Meeting of Shareholders, and all of our directors attended the 2011 Annual Meeting of Shareholders.

     Because Midwest is not listed on any securities exchange, it is not subject to any listing requirements mandating the establishment of any particular committees. As a result, the Board of Directors does not presently have any standing committees. All functions of a Nominating Committee, Audit Committee and Compensation Committee are performed by our Board of Directors as a whole.

Audit Committee

     Due to the size and structure of Midwest and its Board of Directors, and due to the fact that Midwest only recently registered its Common Stock with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Board does not have a standing Audit Committee. As a result, it does not have an Audit Committee charter. The functions that would be performed by the Audit Committee have been performed by the entire Board of Directors. The Board views its duties as an Audit Committee as follows: (i) review recommendations of independent registered accountants concerning Midwest’s accounting principles, internal controls and accounting procedures and practices; (ii) review the scope of the annual audit; (iii) approve or disapprove each professional service or type of service other than standard auditing services to be provided by the independent registered public accountants; and (iv) review and discuss with the independent registered public accountants the audited financial statements.

     After the election of directors at the Annual Meeting, it is expected that the Board of Directors will establish an Audit Committee. This Audit Committee will then adopt an appropriate charter and pre-approval policies and procedures in connection with services to be rendered by Midwest’s independent registered public accountants.

REPORT OF THE BOARD OF DIRECTORS

     The Board of Directors of Midwest has reviewed and discussed the audited financial statements for fiscal years ended December 31, 2011 and 2010 with the Midwest’s management.

     The Board of Directors has discussed with Midwest’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 114, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

     The Board of Directors has received the written disclosures and the letter from the Company’s independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), 2 as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent accountant the independent accountant’s independence.

     Based on such review and discussions, the Board of Directors recommended that the audited financial statements be included in the Company’s annual report on Form 10-K for the last fiscal year for filing with the SEC.

Respectfully submitted,

Rick D. Meyer, Chairman and Director
Jim Ballard, Director
Douglas R. Clark, Director
Les Meyer, Director
Travis Meyer, Director
John C. Osborne, Director
John R. Perkins, Director
Milton Tenopir, Director
Mark A. Oliver, Director

Nominating Committee and Selection of Director Candidates

     Due to the size and structure of Midwest and its Board of Directors, and due to the fact that Midwest only recently registered its Common Stock with the SEC pursuant to the Exchange Act, the Board does not have a standing Nominating Committee. It also does not have a charter regarding the nominating process. The functions that would be performed by the Nominating Committee have been performed by the entire Board of Directors. After the election of directors at the Annual Meeting, it is expected that the Board of Directors will establish a Nominating Committee. This Nominating Committee will then adopt an appropriate charter.

     Shareholders who wish to recommend nominees for consideration by the Board of Directors or Nominating Committee (when established) must submit their nominations in writing to Midwest’s Chairman. Submissions must include sufficient biographical information concerning the recommended individual for the Board of Directors or Nominating Committee to consider, including age, five-year employment history with employer names and a description of the employer’s business, whether such individual can read and comprehend basic financial statements, and other board memberships (if any) held by the recommended individual. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors or Nominating Committee and to serve if elected by the shareholders. The Board of Directors or Nominating Committee may consider such shareholder recommendations when it evaluates and recommends nominees to the Board of Directors for submission to the shareholders at each Annual Meeting.

     In addition, shareholders may nominate directors for election without consideration by the Board of Directors or Nominating Committee. Any shareholder of record may nominate an individual by following the procedures and deadlines set forth in the “Proposals for 2013 Annual Meeting of Shareholders” section of this proxy statement and by complying with the provisions of Midwest’s Bylaws.

Compensation Committee

     Due to the size and structure of Midwest and its Board of Directors, and due to the fact that Midwest only recently registered its Common Stock with the SEC pursuant to the Exchange Act, the Board does not currently have a standing Compensation Committee. As a result, it does not have a Compensation Committee charter. The functions that would be performed by the Compensation Committee have been performed by the entire Board of Directors. After the election of directors at the Annual Meeting, it is expected that the Board of Directors will establish a Compensation Committee. This Compensation Committee will then adopt an appropriate charter.

Compensation Committee Interlocks and Insider Participation

     At the present time, all functions of a Compensation Committee are performed by our Board of Directors as a whole. Travis Meyer, Rick D. Meyer and Mark A. Oliver are members of our Board of Directors who also are executive officers and employees of Midwest. Directors who also serve as officers of Midwest do not participate in any deliberations of the Board of Directors concerning executive officer compensation. The Board intends to form a Compensation Committee following the Annual Meeting.

     Rick D. Meyer, our Chairman and a member of our Board of Directors, also serves as a member of the Boards of Directors of Northstar, Rocky Mountain, Great Plains and Pacific Northwest, which Boards of Directors perform the functions of a Compensation Committee for these companies. Rick D. Meyer is Chairman and Chief Executive Officer of Northstar, Chairman of Rocky Mountain and Co-Chairman of Pacific Northwest. Mark A. Oliver, our Secretary/Treasurer and a member of our Board of Directors, also serves as a member of the Boards of Directors of Northstar, Rocky Mountain, Great Plains and Pacific Northwest. Mr. Oliver is the President, Chief Operating Officer, Treasurer and Chief Financial Officer of Northstar, the Secretary/Treasurer of Rocky Mountain, the Executive Vice President and Chief Financial Officer of Great Plains and the Treasurer of Pacific Northwest. Les Meyer, a member of our Board of Directors, also serves as a member of the Board of Directors of Rocky Mountain and First Wyoming. Les Meyer is the President and Chief Executive Officer of Rocky Mountain and the Secretary of First Wyoming. Milton Tenopir, a member of our Board of Directors, also serves as a member of the Board of Directors of Northstar and Great Plains. John C. Osborne, a member of our Board of Directors, also serves as a member of the Board of Directors of Great Plains. John R. Perkins, a member of our Board of Directors, also serves as a member of the Board of Directors of Rocky Mountain and First Wyoming.

     Additional information concerning transactions between us and entities affiliated with members of our Board of Directors is included in “Certain Relationships and Related Transactions” below.

Section 16(a) Beneficial Ownership Reporting Compliance

     Executive officers, directors and “beneficial owners” of more than ten percent of Midwest’s Common Stock must file initial reports of ownership and changes in ownership with the SEC under Section 16(a) of the Exchange Act. SEC regulations require these reporting persons to furnish us with copies of all Forms 3, 4 and 5, and amendments thereto, that they file with the SEC. Based solely on our review of the copies of such forms furnished to Midwest, or representations that no forms were required, we believe that during 2011 and through the date of this filing all of our officers, directors and greater than ten percent beneficial owners complied with all filing requirements of Section 16(a) of the Exchange Act.

Code of Ethics

     Midwest has adopted a Code of Ethics that applies to our officers, directors and employees in accordance with applicable federal securities laws. A copy of the Code of Ethics was filed as an exhibit to the Annual Report on Form 10-K for the fiscal year ended December 31, 2011. These documents may be reviewed by accessing Midwest’s public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request. Midwest intends to disclose any amendments to or waivers of certain provisions of the Code of Ethics in a Current Report on Form 8-K

Shareholder Communications with the Board of Directors

     Shareholders may contact an individual director, the Board of Directors as a group or the independent directors as a group by writing to: Board of Directors or Directors, c/o Corporate Secretary, Midwest Holding Inc., 8101 “O” Street, Suite S111, Lincoln, Nebraska 68510. The communication should specify the applicable addressee(s) to be contacted as well as the address and telephone number of the person submitting the communication. The Board of Directors has instructed the Company’s Secretary to review all communications to the Board and to only distribute if appropriate to the duties and responsibilities of the Board. The Board of Directors has instructed the Company’s Secretary not to forward communications that he determines to be primarily commercial in nature, that relate to an improper or irrelevant topic or that request general information about Midwest. Communications regarding accounting, internal accounting controls or auditing matters may also be reported to the Board of Directors using the above address.

EXECUTIVE COMPENSATION

Summary Compensation

     The following table sets forth the compensation paid or accrued by us to our current President, our current Chairman and our current Treasurer. None of our other officers had compensation that exceeded $100,000 for the last completed fiscal year.

SUMMARY COMPENSATION TABLE(1)

Name and				All Other
Principal Position	Year	Salary	Bonus	Compensation	Total
Travis Meyer, President(2)	2011	$162,550	$20,250	$455,442	$638,242
	2010	155,000	32,500	355,972	543,472

Rick D. Meyer, Chairman(3)	2011	$16,798	$–	$208,551	$225,349
	2010	–	–	336,140	336,140

Mark A. Oliver,	2011	$163,300	$42,250	$–	$208,550
Secretary/Treasurer and	2010	170,000	32,500	–	202,500
CEO of American Life

     (1) In 2010 and 2011, none of the named executive officers received stock awards, option awards, non-equity incentive plan compensation or non-qualified deferred compensation earnings as defined in Item 402 of Regulation S-K.

     (2) We are a party to a general agency agreement with Great American Marketing, Inc., a corporation owned by Travis Meyer (“Great American Marketing”). “All Other Compensation” consists of amounts paid to Great American Marketing in 2011 and 2010 pursuant to this general agency agreement, under which Great American Marketing is required to pay for recruiting, conventions, contests, prizes, awards and training. See “Certain Relationships and Related Transactions” below for additional information.

     (3) In 2010 and part of 2011, we were party to a Consulting and Advisory Agreement with Bison Capital Corp. (“Bison Capital”), a corporation owned by Rick Meyer and his wife, Susan Meyer. While the Consulting and Advisory Agreement was in effect, Mr. Meyer was not an employee of Midwest. The Consulting and Advisory Agreement was terminated in December 2011, at which point Mr. Meyer became an employee of Midwest. “All Other Compensation” in 2011 consists of (i) $206,351 paid to Bison Capital in 2011 pursuant to the Consulting and Advisory Agreement, and (ii) $2,200 in cash directors’ fees paid to Mr. Meyer. “All Other Compensation” in 2010 consists of (i) $332,215 paid to Bison Capital in 2010 pursuant to the Consulting and Advisory Agreement, and (ii) $3,925 in cash directors’ fees paid to Mr. Meyer. See “Certain Relationships and Related Transactions” below for additional information.

Outstanding Equity Awards at Fiscal Year End

     We have not established any equity compensation plans or granted any equity awards under such plans to our named executive officers. As a result, none of our named executive officers had any unexercised options, unvested stock or equity incentive plan awards outstanding as of the end of our last completed fiscal year.

     Our Board of Directors approved the issuance to Mark Oliver of 40,000 shares of voting common stock on March 7, 2010. The shares were issued for $1.15 per share, which was the approximate fair value of the shares as of the date of issuance. The purchase price was paid by Mr. Oliver through delivery of a five-year promissory note secured by a pledge of the shares purchased, which is being forgiven over the term of the note.

Employment Agreements

     We have entered into an Employment Agreement with Rick Meyer, our Chairman. This Employment Agreement was effective on December 1, 2011 and is for a three year term, subject to termination upon notice. Pursuant to this Employment Agreement, Mr. Meyer is entitled to receive:

  an annual base salary of $201,571 with an annual 5% cost of living increase, which amount may be adjusted by our Board of Directors in subsequent years;

  fringe benefits provided by us to our employees in the normal course of business, including insurance coverage;

  a car allowance of $1,000.00 per month; and

  reimbursement for reasonable and necessary business expenses.

     We also have entered into Employment Agreements with Travis Meyer, our President, and Mark Oliver, our Secretary/Treasurer and the Chief Executive Officer of American Life. Each of these Employment Agreements was effective on June 8, 2011 and is for a three year term, subject to termination upon notice. Pursuant to these Employment Agreements, each of Mr. Meyer and Mr. Oliver is entitled to receive:

  an annual base salary of $150,000 with an annual 5% cost of living increase, which amount may be adjusted by our Board of Directors in subsequent years;

  fringe benefits provided by us to our employees in the normal course of business, including insurance coverage;

  car allowances of $1,000.00 per month; and

  reimbursement for reasonable and necessary business expenses.

     If we terminate Rick Meyer, Travis Meyer or Mark Oliver without cause as defined in the applicable Employment Agreement, we will be required to pay such person his base salary and provide certain benefits for the duration of the remaining term of the Employment Agreement or 6 months, whichever is greater. This payment would be made in exchange for an agreement not to engage in certain competitive activities during that period.

     In addition to the compensation payable to Mr. Oliver under his Employment Agreement, our Board of Directors approved the issuance to Mr. Oliver of 40,000 shares of voting common stock on March 1, 2010. The shares were issued for $1.15 per share, which was the fair value of the shares as of the date of issuance. The purchase price was paid by Mr. Oliver through delivery of a five-year promissory note secured by a pledge of the shares purchased.

Director Compensation

     Directors who are not employees currently receive an annual fee of $1,000, plus $500 for each meeting of the Board of Directors they attend in person. Directors also are reimbursed for certain expenses related to their attendance at meetings. Directors do not receive any payment for telephonic meetings. In addition, Douglas R. Clark, who served as our non-employee Chairman until June 2011, received an annual fee of $50,000 while he served in that position.

     The following table sets forth the compensation paid or accrued by us to our directors, other than directors who are also named executive officers, for the last completed fiscal year.

DIRECTOR COMPENSATION(1)

		Fees
		Earned or	All Other
Name	Year	Paid in Cash	Compensation	Total
Jim Ballard	2011	$2,200	$–	$2,200

Douglas R. Clark(2)	2011	36,458	–	36,458

Les Meyer	2011	5,200	–	5,200

John C. Osborne	2011	1,350	–	1,350

John R. Perkins	2011	2,200	–	2,200

Milton Tenopir(3)	2011	31,550	–	31,550

     (1) In 2011, none of the directors received stock awards, option awards, non-equity incentive plan compensation or non-qualified deferred compensation earnings as defined in Item 402 of Regulation S-K.

     (2) Douglas R. Clark served as the non-employee Chairman of our Board of Directors until June 2011 and received a pro rata portion of the $50,000 annual fee in 2011 as described above.

     (3) The Company paid Mr. Tenopir a consulting fee of $2,000 per month to assist in marketing beginning in December 2009.

RELATIONSHIPS WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Principal Accountant Fees and Services

     The principal registered public accounting firm utilized by Midwest during 2011 was McGladrey & Pullen, LLP (“McGladrey”). McGladrey has served as our independent registered public accounting firm since December 3, 2009. A representative of McGladrey is expected to be present at the Annual Meeting and to be available to respond to appropriate questions. McGladrey’s representative will have an opportunity to make a statement at the Annual Meeting should he or she desire to do so. Prior to December 3, 2009, our auditor was Dana F. Cole & Company, LLP (“Dana Cole”), as described below.

     The aggregate fees billed by McGladrey and Dana Cole for the fiscal years ended December 31, 2011 and 2010 are as follows:

	McGladrey	McGladrey	Dana Cole
	Fiscal 2011	Fiscal 2010	Fiscal 2010
Audit Fees(1)	$113,476	$54,466	$375
Audit-Related Fees(2)	20,506	58,166	–
Tax Fees(3)	9,280	17,800	–
All Other Fees(4)	–	–	–
Total	$143,262	$130,432	$375

(1)	Represents the aggregate fees billed and expenses for professional services rendered by the principal accountant for the audit of our annual financial statements and review of financial statements included in our Form 10 filings, and services that are normally provided by an independent registered public accounting firm in connection with statutory or regulatory filings or engagements for those fiscal years.

(2)	Represents the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “audit fees.”

(3)	Represents the aggregate fees billed for professional services provided by the principal accountant for tax compliance, tax advice and tax planning.

(4)	Represents the aggregate fees billed for products and services provided by the principal accountant, other than audit fees, audit-related fees and tax fees.

Pre-Approval Policy for Audit and Non-Audit Services

     Midwest does not have a standing Audit Committee at the present time, and the full Board of Directors has responsibility for the approval of all audit and non-audit services before Midwest engages an independent registered public accounting firm. All of the services rendered to Midwest by its independent registered public accounting firm for the fiscal years ended December 31, 2011 and 2010 were pre-approved by the Board of Directors before the engagement of the independent registered public accounting firm for such services.

     Midwest does not have written pre-approval policies or procedures for future engagements of Midwest’s accountants. However, in accordance with the rules and regulations of the SEC relating to the independence of auditors, the Board of Directors approves each service to be rendered by the auditors and prohibits the delegation of any pre-approval responsibilities to Midwest’s management. On an annual basis, the Board of Directors approves all audit, audit-related and non-audit services proposed to be rendered by Midwest’s independent registered public accounting firm for the fiscal year, as specifically described in the firm’s engagement letter. All additional engagements of the independent registered public accounting firm that were not approved in the annual pre-approval process, and all engagements that are anticipated to exceed previously approved thresholds, are presented by the President or Treasurer of Midwest to the Board of Directors for pre-approval on a case-by-case basis before management engages the independent registered public accounting firm for any such purpose.

     No audit-related, tax or other non-audit services were approved by the Board of Directors pursuant to the de minimis exception to the pre-approval requirements under Rule 2-01(c)(7)(i)(C) of Regulation S-X during the fiscal year ended December 31, 2011.

Change in Principal Accountant

     On December 3, 2009, Midwest dismissed Dana Cole as its auditor. At that time, Midwest anticipated that it would be required to register its Common Stock pursuant to Section 12(g) of the Exchange Act and the rules and regulations thereunder. Dana Cole was not registered with the Public Company Accounting Oversight Board and could not audit Midwest’s financial statements for the purposes of including them in Midwest’s Form 10 registration statement or periodic reports required under the Exchange Act. Thus, Dana Cole was not engaged to audit Midwest’s financial statements for the year ended December 31, 2009, even though it had audited Midwest’s financial statements in prior years. Midwest’s Board of Directors approved the dismissal of Dana Cole. None of the prior reports of Dana Cole on Midwest’s financial statements included an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. Midwest did not have any disagreements with Dana Cole regarding any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed McGladrey to serve as Midwest’s independent auditors for 2012. McGladrey also served as Midwest’s independent auditors in 2011. At the Annual Meeting, the shareholders are being asked to ratify the appointment of McGladrey as Midwest’s independent auditors for 2012. Approval by the shareholders of the appointment of Midwest’s independent auditors is not required by law or by Midwest’s organizational documents, but the Board of Directors is submitting this matter to the shareholders for ratification as a corporate governance practice. Ultimately, the Board of Directors retains full discretion and will make all determinations with respect to the appointment and retention of the independent auditors.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN, LLP AS THE COMPANY’S INDEPENDENT AUDITORS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of the Record Date, regarding the number and percentage of outstanding shares of Common Stock of Midwest beneficially owned by each person known by Midwest to beneficially own more than 5% of such stock, by each of our directors, executive officers and director nominee, and by all of our directors and executive officers as a group.

	Shares of
	Common	Percent of
Name and Business Address of Beneficial Owner(1)	Stock	Class
Five percent shareholders:
None	–	–

Directors, executive officers and director nominee:
Travis Meyer	270,400	3.1%
Rick D. Meyer	324,480	3.7%
Mark A. Oliver	43,264	*
Milton Tenopir	43,264	*
Jim Ballard	–	*
Douglas R. Clark	43,264	*
Les Meyer	54,080	*
John C. Osborne	56,909	*
John R. Perkins	54,080	*
Jack Theeler	–	*
All directors and executive officers as a group	889,741	10.3%

     * Less than one percent.

     (1) Unless otherwise indicated, the business address of the persons named in the above table is care of Midwest Holding Inc., 8101 “O” Street, Suite S111, Lincoln, NE 68510.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

     In September 2009, we entered into a Consulting and Advisory Agreement with Bison Capital, a corporation owned by Rick Meyer and his wife, Susan Meyer. Rick Meyer is a member of our Board of Directors, our former Chief Executive Officer and our current Chairman. Under the Consulting and Advisory Agreement, we agreed to pay Bison Capital $190,000 per year for a period of four years. In exchange, Bison Capital agreed to provide us with certain services, including assistance with strategic planning, implementation of capital-raising strategies, product development, market research and public relations. In addition to the consulting fee, we agreed to reimburse Bison Capital for reasonable and necessary business expenses. During the years ended December 31, 2011 and December 31, 2010, we paid Bison Capital $206,351 and $332,215, respectively, under the terms of the Consulting and Advisory Agreement. The Consulting and Advisory Agreement was terminated in December 2011.

     In September 2009, we entered into a general agency agreement with Great American Marketing, a corporation owned by Travis Meyer. Travis Meyer is our President and a member of our Board of Directors. Under the agreement, Great American Marketing is responsible for training, recruiting and oversight of American Life marketing associates, including assuming responsibility for conventions, contests, prizes and awards. In exchange, Great American Marketing receives an override on all first-year premiums written. Great American Marketing has no underwriting or claims management authority. During the years ended December 31, 2011 and December 31, 2010, we paid Great American Marketing $455,442 and $355,972, respectively, under the terms of the agency agreement. The general agency agreement was terminated in October 2011.

Certain Relationships and Affiliations with Similar Businesses; Potential Conflicts of Interest

     Midwest and certain of its directors and officers have current or past relationships and affiliations with businesses that operate, or once operated, in the life insurance industry and that have conducted public and private stock offerings in connection with their operations. Additional information on these relationships and affiliations, organized by company, is as follows:

  Northstar. Northstar was incorporated in Minnesota in April 2010 with the purpose of organizing a life insurance subsidiary in that state and becoming an insurance holding company. We invested approximately $60,000 in the organizational financing of Northstar in exchange for 600,000 shares of non-voting capital stock. As of December 31, 2011, our ownership constitutes approximately 19.6% of all issued and outstanding capital stock of Northstar. In addition, Rick Meyer, Chairman of our Board of Directors, is Chairman, Chief Executive Officer and a member of the original Board of Directors of Northstar. Rick Meyer owns 200,000 shares of Northstar’s voting capital stock. Mark A. Oliver, our Secretary/Treasurer and a member of our Board of Directors, is President, Chief Operating Officer, Treasurer, Chief Financial Officer and a member of the original Board of Directors of Northstar. Mr. Oliver owns 140,000 shares of non-voting capital stock of Northstar. Travis Meyer, our President and a member of our Board of Directors, owns 150,000 shares of non-voting capital stock. Milton Tenopir, a member of our Board of Directors, is a member of the Board of Directors of Northstar and owns 50,000 shares of voting capital stock. Other of our present and former directors also own capital stock of Northstar. As of December 31, 2011, Northstar is a development stage company that has not conducted operations apart from raising capital through a $1.0 million private placement of securities. It commenced a $10 million intrastate offering in May 2011.

  First Wyoming. First Wyoming was incorporated in Wyoming in July 2009 for the purpose of organizing a life insurance subsidiary in that state and becoming an insurance holding company. We have invested $117,500 in the financing of First Wyoming in exchange for 350,000 shares of capital stock. John Perkins, our former Secretary and compliance officer and a current member of our Board of Directors, serves as a member of the Board of First Wyoming. Les Meyer, a member of our Board of Directors, serves as a member of the Board of Directors. Great American Marketing, Inc., a corporation owned by Travis Meyer, our President and a member of our Board of Directors, had a consulting agreement with First Wyoming that terminated on June 30, 2010. He owns 25,000 shares of capital stock of First Wyoming. Rick Meyer, our Chairman, also owns 25,000 shares of the capital stock of First Wyoming. Mark Oliver served as Treasurer and a member of the Board of Directors of First Wyoming from July 2009 to October 2011. He currently serves as a consultant to First Wyoming. First Wyoming has raised approximately $8.8 million of an anticipated $10 million offering and received its certificate of authority in July 2011.

  Rocky Mountain. Rocky Mountain was incorporated in Colorado in March 2010 with the purpose of organizing a life insurance subsidiary in that state and becoming an insurance holding company. We invested approximately $34,000 in the organizational financing of Rocky Mountain in exchange for 340,000 shares of capital stock. In addition, Les Meyer, a member of our Board of Directors, is President, Chief Executive Officer and a member of the original Board of Directors of Rocky Mountain. Les Meyer owns 352,000 shares of capital stock of Rocky Mountain. Rick Meyer, Chairman of our Board of Directors, is Chairman and a member of the original Board of Directors of Rocky Mountain. Rick Meyer owns 130,000 shares of capital stock of Rocky Mountain. Mark A. Oliver, our Treasurer and a member of our Board of Directors, is Secretary/Treasurer and a member of the original Board of Directors of Rocky Mountain. Mr. Oliver owns 130,000 shares of capital stock of Rocky Mountain. John R. Perkins, a member of our Board of Directors, is a member of the original Board of Directors of Rocky Mountain and owns 140,000 shares of capital stock. Travis Meyer, our President and a member of our Board of Directors, owns 130,000 shares of capital stock of Rocky Mountain. Other of our present and former directors also own capital stock of Rocky Mountain. As of December 31, 2011, Rocky Mountain is a development stage company that has not conducted operations apart from commencing a $1.0 million private placement of securities. It commenced a $7.5 million public intrastate offering in May, 2011.

  Great Plains. Great Plains was incorporated in South Dakota in January 2007. Great Plains has raised over $7.5 million through private placements of stock and a registered public offering in South Dakota and established a regulated life insurance subsidiary in that state. We have invested $828,850 in the financing of Great Plains in exchange for 814,000 shares of capital stock. Subsequent to December 31, 2011, we purchased an additional 375,000 shares for $731,250. Scott Engebritson, a former officer and Board member of the Company, serves as Chairman of the Board and President of Great Plains. In June 2011, Jack Osborne, Milt Tenopir, Travis Meyer, Mark Oliver and Rick Meyer were elected to the Great Plains Board of Directors. Mr. Oliver also serves as CFO of Great Plains and its insurance subsidiary as well as a director of the insurance subsidiary.

  Pacific Northwest. Pacific Northwest was incorporated in Idaho in October 2010 with the purpose of organizing a life insurance subsidiary in that state and becoming an insurance holding company. We invested approximately $60,000 in the organizational financing of Pacific Northwest in exchange for 600,000 shares of non-voting capital stock. In addition, Travis Meyer, our President and a member of our Board of Directors, is President, Chief Executive Officer, Co-Chairman and a member of the original Board of Directors of Pacific Northwest. Travis Meyer owns 200,000 shares of non-voting capital stock of Pacific Northwest. Rick Meyer, Chairman of our Board of Directors, is Co-Chairman and a member of the original Board of Directors of Pacific Northwest. Rick Meyer owns 200,000 shares of capital stock of Pacific Northwest. Mark A. Oliver, our Treasurer and a member of our Board of Directors, is Treasurer and a member of the original Board of Directors of Pacific Northwest. Mr. Oliver owns 200,000 shares of non-voting capital stock of Pacific Northwest. Todd C. Boeve, an employee of ours, is Secretary and a member of the original Board of Directors of Pacific Northwest. Mr. Boeve owns 50,000 shares of capital stock of Pacific Northwest.

     These past and present relationships with similar businesses could result in a potential conflict of interest should we decide to offer life insurance products in any of the states in which these other companies do business to the extent that a relationship with the other companies is on-going. In addition, a potential conflict of interest could arise if any of those companies chose to do business in Nebraska to the extent that a relationship with the other companies is on-going. For that reason, any decision relating to such business will be made by the disinterested members of the Board of Directors and any member of the Board having an interest in another company will recuse himself or herself from voting or discussing the matter.

PROPOSALS FOR 2013 ANNUAL MEETING OF SHAREHOLDERS

     To be eligible for inclusion in Midwest’s proxy materials for the 2013 Annual Meeting of Shareholders, shareholder proposals intended to be presented at that meeting must be in writing and received by Midwest at its principal executive office on or before December 31, 2012. However, if the date of the 2013 Annual Meeting is more than thirty days before or after June 12, 2013, then the deadline for submitting and such shareholder proposal for inclusion in the proxy materials relating to the 2013 Annual Meeting of Shareholders will be a reasonable time before we begin to print or mail such proxy materials. The inclusion of any such shareholder proposals in such proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, including Rule 14a-18.

     Midwest must receive in writing any shareholder proposals to be considered at the 2013 Annual Meeting of Shareholders, but not included in Midwest’s proxy materials relating to that meeting pursuant to Rule 14a-8 under the Exchange Act, by March 15, 2013. However, if the date of the 2013 Annual Meeting of Shareholders is more than thirty days before or after June 12, 2013, then the deadline for submitting any such shareholder proposal will be a reasonable time before Midwest mails the proxy materials relating to such meeting. Under Rule 14(a)-4(c)(1) of the Exchange Act, the proxy holders designated by an executed proxy in the form accompanying the proxy statement for Midwest’s 2013 Annual Meeting of Shareholders will have discretionary authority to vote on any shareholder proposal that is not received on or prior to the deadline described above.

     Written copies of all shareholder proposals should be sent to Midwest’s principal executive offices at 8101 “O” Street, Suite S111, Lincoln, Nebraska 68510, to the attention of Corporate Secretary. Shareholder proposals must comply with the rules and regulations of the SEC.

ANNUAL REPORT AND FINANCIAL STATEMENTS

     Midwest’s 2011 Annual Report to shareholders, including financial statements, has accompanied the mailing of this proxy statement. The Annual Report does not constitute and should not be considered a part of this proxy solicitation material.

     Midwest will provide without charge to each shareholder solicited, upon the written request of any such shareholder, a copy of its Annual Report on Form 10-K filed with the SEC, including the financial statements, exhibits and schedules thereto, for the year ended December 31, 2011. Such written request should be directed to Midwest Holding Inc., 8101 “O” Street, Suite S111, Lincoln, Nebraska 68510, Attention: Corporate Secretary.

OTHER MATTERS

     Management and the Board of Directors do not intend to bring any other business before the Annual Meeting and have no reason to believe that any will be presented to the Annual Meeting. If, however, any other business should properly be presented to the Annual Meeting, the proxies named in the enclosed form of proxy will vote the proxies in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS
MIDWEST HOLDING INC.

Travis Meyer
President

Dated: April 30, 2012

4836-9079-2974, v. 3

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 12, 2012.

Vote by Internet Go to www.investorvote.com/MDH Or scan the QR code with your smartphone Follow the steps outlined on the secure website

Vote by telephone Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Annual Meeting Proxy Card
▼IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A	Proposals —	The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 – 3.
1.	Election of Directors:	For	Withhold		For	Withhold		For	Withhold
	01 - Rick D. Meyer	☐	☐	02 - Travis Meyer	☐	☐	03 - Milton Tenopir	☐	☐

	04 - John R. Perkins	☐	☐	05 - Mark A. Oliver	☐	☐	06 - Jack Theeler	☐	☐

	07 - Les Meyer	☐	☐	08 - John C. Osborne	☐	☐	09 - Jim Ballard	☐	☐

Instruction: To maximize the number of nominees elected to the Company’s Board of Directors, unless otherwise specified below, this proxy authorizes the proxies named on the reverse side to cumulate all votes that the undersigned is entitled to cast at the Annual Meeting for, and to allocate such votes among, one or more of the nominees listed above as the proxies shall determine, in their sole and absolute discretion. To specify a different method of cumulative voting, write “Cumulate For” and the number of shares and the name(s) of the nominee(s) on this line:

		For	Against	Abstain			For	Against	Abstain
2.	Approval of McGladrey & Pullen, LLP as independent auditors:	☐	☐	☐	3.	In their discretion, the attorneys and proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof:	☐	☐	☐

B	Non-Voting Items
Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Shareholders should date this proxy and sign here exactly as name appears on the shareholders' stock certificates. If shares are held jointly, both owners should sign this proxy. Executors, administrators, trustees, guardians, and others signing in a representative capacity should indicate the capacity in which they sign.
Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

Dear Stockholder:

We encourage you to vote your shares electronically this year either by telephone or via the Internet. This will eliminate the need to return your proxy card. You will need your proxy card and Social Security number (where applicable) when voting your shares electronically.

The Computershare Vote by Telephone and Vote by Internet systems can be accessed 24-hours a day, seven days a week up until 1:00 a.m. Central Time, on June 12, 2012.

Your vote is important. Please vote immediately.

If you vote over the internet or by telephone, please do not mail your card.

▼IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — MIDWEST HOLDING INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS JUNE 12, 2012
Solicited on Behalf of the Board of Directors of the Company

The undersigned holder(s) of Common Stock of Midwest Holding Inc., a Nebraska corporation (the “Company”), hereby appoint(s) Travis Meyer and Mark A. Oliver, and each or any of them, attorneys and proxies of the undersigned, with power of substitution, to vote all of the Common Stock which the undersigned is (are) entitled to vote at the Annual Meeting of Shareholders of the Company to be held at Hillcrest Country Club, 9401 “O” Street, Lincoln, Nebraska, on Tuesday, June 12, 2012, at 10:00 a.m., Central Time, and at any adjournment thereof, as stated on the reverse.

A vote FOR Proposals 1 and 2, and granting the proxies discretionary authority in Proposal 3, is recommended by the Board of Directors of the Company. When properly executed, this proxy will be voted in the manner directed by the undersigned shareholder(s). If no direction is given, this proxy will be voted FOR Proposals 1 and 2 and, at the discretion of the proxy holder, upon such other matters as may properly come before the meeting or any adjournment thereof. Proxies marked “Abstain” and non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

The undersigned acknowledges receipt of the Notice and Proxy Statement for the 2012 Annual Meeting of Shareholders.

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Annual Meeting Proxy Card
▼PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A	Proposals —	The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 – 3.
1.	Election of Directors:	For	Withhold		For	Withhold		For	Withhold
	01 - Rick D. Meyer	☐	☐	02 - Travis Meyer	☐	☐	03 - Milton Tenopir	☐	☐

	04 - John R. Perkins	☐	☐	05 - Mark A. Oliver	☐	☐	06 - Jack Theeler	☐	☐

	07 - Les Meyer	☐	☐	08 - John C. Osborne	☐	☐	09 - Jim Ballard	☐	☐

Instruction: To maximize the number of nominees elected to the Company’s Board of Directors, unless otherwise specified below, this proxy authorizes the proxies named on the reverse side to cumulate all votes that the undersigned is entitled to cast at the Annual Meeting for, and to allocate such votes among, one or more of the nominees listed above as the proxies shall determine, in their sole and absolute discretion. To specify a different method of cumulative voting, write “Cumulate For” and the number of shares and the name(s) of the nominee(s) on this line:

		For	Against	Abstain			For	Against	Abstain
2.	Approval of McGladrey & Pullen, LLP as independent auditors:	☐	☐	☐	3.	In their discretion, the attorneys and proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof:	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Shareholders should date this proxy and sign here exactly as name appears on the shareholders' stock certificates. If shares are held jointly, both owners should sign this proxy. Executors, administrators, trustees, guardians, and others signing in a representative capacity should indicate the capacity in which they sign.
Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — MIDWEST HOLDING INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS JUNE 12, 2012
Solicited on Behalf of the Board of Directors of the Company

The undersigned holder(s) of Common Stock of Midwest Holding Inc., a Nebraska corporation (the “Company”), hereby appoint(s) Travis Meyer and Mark A. Oliver, and each or any of them, attorneys and proxies of the undersigned, with power of substitution, to vote all of the Common Stock which the undersigned is (are) entitled to vote at the Annual Meeting of Shareholders of the Company to be held at Hillcrest Country Club, 9401 “O” Street, Lincoln, Nebraska, on Tuesday, June 12, 2012, at 10:00 a.m., Central Time, and at any adjournment thereof, as stated on the reverse.

A vote FOR Proposals 1 and 2, and granting the proxies discretionary authority in Proposal 3, is recommended by the Board of Directors of the Company. When properly executed, this proxy will be voted in the manner directed by the undersigned shareholder(s). If no direction is given, this proxy will be voted FOR Proposals 1 and 2 and, at the discretion of the proxy holder, upon such other matters as may properly come before the meeting or any adjournment thereof. Proxies marked “Abstain” and non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

The undersigned acknowledges receipt of the Notice and Proxy Statement for the 2012 Annual Meeting of Shareholders.